                                                                    EXHIBIT 10.6


                              REDEMPTION AGREEMENT

          THIS REDEMPTION AGREEMENT (this "Agreement"), made as of this 1st day of October, 1999 by and among OLYMPUS COMMUNICATIONS, L.P., a Delaware limited partnership ("Olympus"), and CABLE GP, INC., a Florida corporation ("Cable GP").

                                  WITNESSETH:
                                  ----------

          WHEREAS, Olympus owns all of the outstanding capital stock of West Boca Security, Inc. ("West Boca"), a Delaware corporation (the "West Boca Shares"); and

          WHEREAS, Cable GP is the owner of a General Partner interest in Olympus (the "General Partner Interest") and is the owner of Limited Partner, Preferred Limited Partner, Senior Limited Partner and Special Limited Partner interests in Olympus (the "Limited Partner Interests" and, together with the General Partner Interest, the "Interests"); and

          WHEREAS, Olympus desires to redeem and retire the Interests, and in consideration for such redemption and retirement, transfer the West Boca Shares to Cable GP;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual representations, warranties, covenants and promises contained herein, and intending to be legally bound hereby, the parties hereto represent, warrant, covenant and agree as follows:

                                  Article 1
                                 DEFINITIONS

          Definitions.  Capitalized terms used herein but not otherwise defined
          -----------
herein shall have the meanings ascribed to them in Annex I hereto.

                                  Article 2
                        TRANSFER OF WEST BOCA SHARES

                        Transfer of West Boca Shares.

        (a) At the Closing (as defined below), Olympus shall convey, transfer and assign to Cable GP all of its right, title and interest in the West Boca Shares and Cable GP shall accept and acquire from Olympus the West Boca Shares.

        (b) At the Closing, Olympus shall deliver to Cable GP certificates evidencing all of the West Boca Shares, together with such endorsements, assignments and other good and sufficient instruments of transfer and conveyance as shall be reasonably deemed necessary or appropriate by Cable GP to vest in or confirm to Cable GP good and valid title to the West Boca Shares, free and clear of all Liens.

                                  Article 3
                          REDEMPTION AND ADJUSTMENT

                                  Redemption.
        (a) At the Closing and subject to subsection (b) hereof, as consideration for the assignment and transfer of the West Boca Shares, Cable GP shall withdraw as a General Partner, Limited Partner, Preferred Limited Partner, Senior Limited Partner and Special Limited Partner of Olympus, and each shall remit and assign to Olympus for redemption all of its respective right, title and interest as a General Partner and Limited Partner of Olympus, and Olympus hereby shall receive and accept the Interests.

        (b) To secure the obligations of Ft. Myers Acquisition Limited Partnership under the Ft. Myers Note, Olympus shall pledge the Interests subject to Section 3.2 pursuant to a Pledge Agreement to be executed and delivered at the Closing.

          Adjustment.  The Interests shall not be cancelled.  At the Closing,
          ----------
all of the interests of the remaining partners of Olympus shall be adjusted to reflect the redemption of the Interests and such Interests shall not be considered outstanding for purposes of exercising voting rights or allocation of benefits or obligations to partners unless and until there is an Event of Default under that certain Pledge Agreement between Olympus and West Boca Security, Inc., and West Boca Security, Inc. exercises its remedies upon any such Event of Default. Upon the occurrence of an Event of Default and the exercise by West Boca Security, Inc. of its remedies under said Pledge Agreement, the interests of the partners of Olympus shall be adjusted again to reinstate to the Interests the same rights and obligations as prior to the adjustments made pursuant to this Section 0.

                                  Article 4
                       REPRESENTATIONS AND WARRANTIES
                                 OF OLYMPUS

     Olympus represents and warrants to Cable GP that the following statements are true and correct as of the Closing Date:

          Organization.  Olympus is a limited partnership, duly organized,
          ------------
validly existing and in good standing under the laws of the State of Delaware with full partnership power and authority to engage in its business and operations, to continue such business and operations as conducted at present and to enter into this Agreement and perform the terms of this Agreement. Olympus is duly qualified to conduct business and is in good standing in those jurisdictions where the conduct of its business or the nature of its assets makes such qualification necessary.

          Title to West Boca Shares.  Olympus has good and valid title to the
          -------------------------
West Boca Shares, and Olympus has full power, authority and the absolute right to transfer the West Boca Shares, free and clear of any and all Liens. The West Boca Shares represent all of the issued and outstanding shares of capital stock of West Boca, and no other warrants, options, stock rights or other securities of West Boca have been issued or authorized.

The West Boca Shares are duly authorized, validly issued, fully paid and non-assessable and were not issued in violation of any preemptive right of stockholders.

          Due Authorization.  This Agreement and the other Closing Documents
          -----------------
have been duly authorized by all necessary corporate action on the part of Olympus and do not require the consent or approval of its partners or any trustee or holder of any of its indebtedness or other obligations, except such as has been duly obtained, given or accomplished.

          Execution.  This Agreement and the other Closing Documents have been
          ---------
duly executed and delivered by Olympus and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute, or upon execution and delivery thereof, will constitute, the legal, valid and binding obligations of Olympus enforceable in accordance with their respective terms, except as the enforceability of any such agreement may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the right of creditors generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          No Conflicts.  Neither the execution, delivery or performance by
          ------------
Olympus of this Agreement or the other Closing Documents to which Olympus is a party, nor the performance by Olympus of the transactions contemplated by this Agreement or the other Closing Documents, nor compliance by Olympus with the provisions hereof or thereof, conflicts with, or results in the breach of any provision of, or is inconsistent with, its certificate of limited partnership or the Partnership Agreement, or contravenes any Applicable Law or any indenture, mortgage or agreement for borrowed money to which Olympus is a party or any other material agreement or instrument to which Olympus is a party or by which it or its property is bound or would result in the creation or imposition of any Lien on any of its properties or assets or requires any Governmental Approval under Applicable Law.

          Governmental Approvals.  No Governmental Approval is necessary in
          ----------------------
connection with the execution and delivery of this Agreement or any other Closing Document or for the consummation of the transfer of the West Boca Shares other than filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which filings have been made and the waiting period has expired..

          Third-Party Consents.  To the knowledge of Olympus, no filing,
          --------------------
registration, qualification, notice, consent, approval or authorization to, with or from any Person (excluding any Governmental Authority) is necessary in connection with the execution and delivery of this Agreement and the other Closing Documents to be executed by Olympus or for the consummation of the transfer of the West Boca Shares.

          Bankruptcy.  West Boca has not filed any voluntary petition in
          ----------
bankruptcy or been adjudicated as bankrupt or insolvent, filed any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any federal bankruptcy act, insolvency or other debtor relief law or sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator of all or any substantial part of its properties. No court of competent jurisdiction has entered an order, judgment or decree approving a petition filed against West Boca seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any federal bankruptcy act, insolvency or other debtor relief law, and no other liquidator has been appointed for West Boca or of all or any substantial part of its properties.

          No Contracts.  West Boca is not a party to any material contracts,
          ------------
instruments or agreements other than the Ft. Myers Note.

Employees; ERISA.  West Boca does not have, nor to the knowledge of Olympus in
----------------
the past has had, any employees. West Boca does not maintain, nor has it ever maintained, a Plan, a Benefit Plan or a Pension Benefit Plan.

Taxes.  Each of Olympus and West Boca has timely filed, or caused to be timely
-----
filed, with the appropriate taxing authorities all returns, statements, forms and reports that are required to be filed by West Boca with respect to West Boca or the West Boca Shares (the "Corporate Returns") on or prior to the Closing Date and have paid all Taxes shown thereon to be due. Neither West Boca nor any Affiliate thereof, on behalf of West Boca, has waived or extended any statute of limitations for any Taxes. There are no tax sharing, tax allocation, tax indemnification or similar agreements or arrangements in effect between West Boca and any other Person under which Cable GP could be liable for any Taxes of any other Person. No Person has made a claim for indemnification for Taxes under, nor is Olympus aware of any facts or circumstances giving rise to a basis upon which any Person may have a claim for indemnification for Taxes under, any agreement by West Boca for indemnification. West Boca is not a party to any pending action by any Governmental Authority for the assessment or collection of any Taxes, and no notice of any such assessment or collection has been received by or communicated in writing to West Boca.

Status of Liabilities, Etc. Other than liabilities under, in respect of or
--------------------------
contemplated by this Agreement, upon consummation of the transactions contemplated by the Closing Documents, West Boca will not have any liabilities (contingent, unliquidated or otherwise) on the Closing Date nor will any of its assets or properties be subject to any Lien.

Environmental Matters.

        (a) To the knowledge of Olympus, Olympus does not possess and did not previously possess, any information relating to non-compliance by West Boca with Environmental Laws and the properties of West Boca, except as has been provided to Cable GP prior to the date of this Agreement.

        (b) To the knowledge of Olympus, there have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of, Olympus in relation to the properties of West Boca which have not been delivered to Cable GP prior to the date of this Agreement.

Title to Ft. Myers Note.  West Boca owns and has good title to the Ft. Myers
-----------------------
Note and all other of its assets free and clear of all Liens.

Compliance with Laws and Orders.  West Boca is not in violation of or in default
-------------------------------
under any Applicable Law or Government Regulation applicable to West Boca or any of its assets and properties, the effect of which, individually or in the aggregate with other such violations and defaults, could reasonably be expected to be materially adverse to the financial condition of West Boca.

Tax Representations and Warranties.  On and as of the Closing Date, Olympus will
----------------------------------
have delivered or caused to be delivered to Cable GP the tax basis balance sheets for West Boca as of the end of the month prior to the Closing Date prior to giving effect to the redemption contemplated by this Agreement and such balance sheets shall be true and correct in all material respects as of such end of month date and as of the Closing Date.

Financial Statements.  The financial statements of West Boca as of June 30,
--------------------
1999, together with any notes or schedules thereto are true, complete and correct in all material respects, have been prepared in accordance with GAAP applied on a consistent basis, and show all liabilities, direct and contingent, of West Boca required to be shown in accordance with such principles.

Securities Laws.  Neither Olympus nor West Boca nor anyone authorized to act on
---------------
their behalves has offered (or, on the Closing Date, will have offered), directly or indirectly, any stock in West Boca (other than to Cable GP) or any similar security the offering of which, for purposes of the Securities Act of 1933, as amended, would be deemed to be part of the same offering as the offering of such securities, or solicited any offer to acquire any of such securities in violation of Section 5 of such Securities Act.

Title to West Boca Shares.  On the Closing Date, after giving effect to this
-------------------------
Agreement and the transfer of the West Boca Shares by Olympus, all of Olympus' title to the West Boca Shares will have been duly, validly and effectively conveyed, transferred and assigned to Cable GP free and clear of all Liens.

Litigation.  There is no litigation, at law or in equity, nor any proceedings
----------
before any commission or other governmental authority, pending, or to the best knowledge of Olympus, threatened against Olympus which would prevent or restrict Olympus' right or ability to consummate the transfer of the West Boca Shares or the other transactions contemplated herein.

                                  Article 5
                 REPRESENTATIONS AND WARRANTIES OF CABLE GP

     Cable GP represents and warrants to Olympus that the following statements are true and correct as of the Closing Date:

          Organization.  Cable GP is a corporation, duly organized, validly
          ------------
existing and in good standing under the laws of the State of Florida with full corporate power and authority to engage in its business and operations, to continue such business and operations as conducted at present, to enter into this Agreement and perform the terms of this Agreement. Cable GP is duly qualified to conduct business and is in good standing in those jurisdictions where the conduct of its business or the nature of its assets makes such qualification necessary.

          Authorization of Agreement.  Cable GP has taken all necessary action
          --------------------------
to authorize and approve this Agreement, the consummation of the transactions contemplated hereby and the performance by Cable GP of all of the terms and conditions hereof on its part to be performed.

          Title to Interests.  Cable GP has good and valid title to the
          ------------------
Interests, and Cable GP has full power, authority and the absolute right to transfer the Interests free and clear of all Liens except for restrictions arising under the Partnership Agreement.

          Litigation.  There is no litigation, at law or in equity, nor any
          ----------
proceedings before any commission or other Governmental Authority, pending or, to the best knowledge of Cable GP, threatened against Cable GP which would prevent or restrict Cable GP's right or ability to consummate the transfer and redemption of the Interests in Olympus or the other transactions contemplated herein.

                                  Article 6
                                   CLOSING

          Date and Location.  Unless otherwise mutually agreed to by the
          -----------------
Parties, the Closing shall take place on the date hereof, at such location as Olympus and Cable GP shall mutually agree (the "Closing Date"). The effective date of the withdrawal of Cable GP and the transfer of the West Boca Shares shall be at the close of business on the Closing Date.

          Actions to be taken by Olympus at Closing.  At Closing, Olympus shall
          -----------------------------------------
take all actions required to be taken hereunder and Olympus shall deliver to Cable GP:

        (a) such assignments and other good and sufficient instruments of transfer and conveyance as shall be reasonably deemed necessary or appropriate by Cable GP to vest in or confirm to Cable GP good and valid title to the West Boca Shares free and clear of all Liens;

        (b) all of the approvals and consents required hereunder of all necessary parties and Governmental Authorities to the transfer and assignment of the West Boca Shares, the withdrawal of Cable GP and redemption of the Interests by Olympus, and the consummation of the transactions contemplated hereunder; and

        (c) such other documents and certificates as required to be delivered hereunder.

          Actions to be taken by Cable GP at Closing.  At Closing, Cable GP
          ------------------------------------------
shall take all actions required to be taken hereunder and shall deliver, or cause to be delivered, to Olympus:

        (d) all of the approvals and consents required hereunder of all necessary parties and governmental authorities to the transfer and assignment of the Interests, the withdrawal of Cable GP and redemption by Olympus of the Interests, and the consummation of the transactions contemplated hereunder; and

        (e) such documents and certificates required to be delivered hereunder or reasonably deemed necessary or appropriate by Olympus.

                                    Article 7
                                INDEMNIFICATION

                                Indemnification.

        (a) Subject to Section 10.1 hereof, Olympus shall indemnify Cable GP in respect of, and hold Cable GP harmless from and against, any and all Losses suffered, incurred or sustained by Cable GP or to which Cable GP becomes subject, resulting from, arising out of or relating to (i) any breach of representation or warranty on the part of Olympus contained in this Agreement,
(ii) non-fulfillment of or failure to perform any covenant or agreement on the part of Olympus contained in this Agreement or (iii) the Interests after the Closing Date.

        (b) Subject to Section 10.1 hereof, Cable GP shall indemnify Olympus in respect of, and hold Olympus harmless from and against, any and all Losses suffered, incurred or sustained by

Olympus or to which Olympus becomes subject, resulting from, arising out of or relating to (i) any breach of representation or warranty on the part of Cable GP contained in this Agreement or (ii) non-fulfillment of or failure to perform any covenant or agreement on the part of Cable GP contained in this Agreement.

                                  Article 8
                                   NOTICE

          Addresses for Notice.  All notices and other communications hereunder
          --------------------
shall be in writing and deemed to have been duly given if: (a) mailed, first class, registered or certified mail, return receipt requested, postage prepaid;
(b) delivered by courier or overnight courier providing written evidence of receipt for hand delivery; or (c) transmitted via telecopy:

               To Olympus:

               One North Main Street
               Coudersport, PA  16915
               Attention:  Keith Horn
               Fax:  814-274-6586

                    With copies to:

                    Colin Higgin, Esquire
                    One North Main Street
                    Coudersport, PA  16915
                    Fax:  814-274-6586

                    Bruce I. Booken, Esquire
                    Buchanan Ingersoll Professional Corporation
                    301 Grant Street
                    One Oxford Centre, 20th Floor
                    Pittsburgh, PA  15219
                    Fax:  412-562-1041

               To Cable GP:

               700 Universe Boulevard
               Juno Beach, FL  33408
               Attn:  Dennis P. Coyle
               Fax:  561-694-4640

          Effectiveness of Notice.  Notice shall be deemed received the same day
          -----------------------
(when delivered personally), three (3) days after mailing (when sent by registered or certified mail), and the next business day (when sent by facsimile transmission or when delivered by overnight courier). Any Party may change the address of the Party to which all communications and notices may be sent hereunder by addressing notices of such change in the manner provided.

                                  Article 9
                               LAWS GOVERNING

     The construction and interpretation of this Agreement and the rights of the Parties shall be governed by the laws of the State of Florida without regard to its conflicts of laws provisions.

                                 Article 10
                                MISCELLANEOUS

Survival of Representations and Warranties.  Notwithstanding any investigation
------------------------------------------
and review made by Olympus or Cable GP pursuant to this Agreement, Olympus and Cable GP agree that all of the representations, warranties, covenants and agreements of Olympus and Cable GP contained in this Agreement or in any other Closing Document shall survive the making of this Agreement, any investigation or review made by or on behalf of the Parties hereto and the Closing hereunder; provided that the representations and warranties contained in this Agreement shall expire and be extinguished one year after the Closing Date except for representations and warranties relating to title and ownership, which shall survive forever.

Fair Market Value of Olympus Assets.  The Parties hereto acknowledge and agree
-----------------------------------
that, as of the Closing Date, the current fair market value of the West Boca Shares is $108,000,000. Olympus and Cable GP shall agree, within seventy-five
(75) days after the Closing Date, upon a schedule showing the fair market values as of the Closing Date of the consolidated Olympus and subsidiary group assets by category (including, but not limited to, the following categories: cash, accounts receivable, tangible real property, tangible personal property, franchise costs and other intangible assets (defined as the assets comprising total intangible assets excluding franchise costs)), and schedules supporting the tax basis of each asset category.

Counterparts.  This Agreement may be executed in one or more counterparts, all
------------
of which taken together shall constitute one instrument.
Assignment.  This Agreement may not be assigned by any Party without the prior
----------
written consent of the other Parties.

Entire Agreement.  This Agreement is entered into pursuant to that certain
----------------
Letter Agreement dated January 21, 1999 by and between Adelphia Communications Corporation and Telesat Cablevision, Inc. and is an integrated document that contains the entire agreement between the parties, wholly cancels, terminates and supersedes any and all previous and/or contemporaneous oral agreements, negotiations, commitments and writings between the parties hereto with respect to such subject matter; provided that this Agreement shall not be deemed to cancel, terminate or supercede any of the provisions of Article 5 of the Partnership Agreement that inure to the benefit of Cable GP as a former partner thereunder. It is expressly understood by the parties to this Agreement that this Agreement amends and supersedes those certain Powers of Attorney dated May 28, 1999 granted to Adelphia Communications Corporation and Olympus Communications, L.P. by Telesat Cablevision, Inc., Telesat Cablevision of South Florida, Inc., Cable GP, Inc. and Cable LP III, Inc. No change, modification, extension, termination, notice of termination, discharge, abandonment or waiver of this Agreement or any of the provisions hereof, nor any representation, promise or condition relating to this Agreement, shall be binding upon the Parties unless made in writing and signed by the Parties.

Captions.  The captions of Sections hereof are for convenience only and shall
--------
not control or affect the meaning or construction of any of the provisions of this Agreement.

Expenses.  Except as otherwise expressly provided herein, Olympus and Cable GP
--------
each will pay all costs and expenses, including any and all legal and accounting fees, of its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with.

Further Assurances.  The Parties agree to execute, acknowledge, deliver and
------------------
file, or cause to be executed, acknowledged, delivered and filed, all further instruments, agreements or documents as may be necessary to consummate the transactions provided for in this Agreement and to do all further acts necessary to carry out the purpose and intent of this Agreement.

No Waiver.  No term or condition of this Agreement shall be deemed to have been
---------
waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the Party charged with the waiver or estoppel. No written waiver shall be deemed a continuing waiver unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of the term or condition for the future or as to any act other than that specifically waived. The waiver by any Party of any other Party's breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, and the failure of any Party to exercise any right or remedy shall not operate or be construed as a waiver or bar to the exercise of such right or remedy upon the occurrence of any subsequent breach. No delay on the part of a Party in exercising a right, power or privilege hereunder shall operate as a waiver thereof. No waiver on the part of a Party of a right, power or privilege, or a single or partial exercise of a right, power or privilege, shall preclude further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of this Agreement are cumulative and are not exclusive of the rights or remedies that a Party may otherwise have at law or in equity.

Severability.  If any one or more of the provisions of this Agreement is held
------------
invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision which comes closest to the intent of the Parties.

Binding Effect.  This Agreement shall be for the benefit of, and shall be
--------------
binding upon, the Parties and their respective heirs, personal representatives, executors, legal representatives, successors and permitted assigns.

Jurisdiction and Venue.  Each of the Parties hereto hereby irrevocably consents
----------------------
and agrees that any legal action or proceedings with respect to this Agreement and the other Closing Documents may be brought in the United States District Court for the Southern District of Florida or in any state court having subject matter jurisdiction located in the County of Palm Beach, Florida, and, by execution and delivery of this Agreement and the other Closing Documents, each such Party hereby (i) accepts the non-exclusive jurisdiction of the aforesaid courts, (ii) irrevocably agrees to be bound by any final judgment (after any and all appeals) of any such court with respect to such Closing Documents, (iii) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect to such documents brought in any such court, and further irrevocably waives, to the fullest extent permitted by law, any claim that any such suit, action or proceedings brought in any such court has been brought in any inconvenient forum, (iv) agrees that service of process in any such action may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Party at its address set forth above, or at such other address of which the other Parties hereto shall have been notified and (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or limit the right to bring any suit, action or proceeding in any other jurisdiction.

Waiver of Trial by Jury.  EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND
-----------------------
INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized corporate officers on the day and year first above written.

                              OLYMPUS COMMUNICATIONS, L.P.

                              By:  ACP Holdings, Inc., Managing General Partner


                              By:   /s/  Michael C. Mulcahey
                                   -------------------------
                              Name: Michael C. Mulcahey
                              Title: Assistant Treasurer


                              CABLE GP, INC.


                               By:  /s/  Dennis P. Coyle
                                    --------------------
                               Name:  Dennis P. Coyle
                               Title:  President

                                                                         ANNEX I
                                  DEFINITIONS

     Unless the context otherwise requires, the following terms shall have the following meanings, and such meanings shall include the plural as well as the singular of each such term:

     "Affiliate" of a specified Person means any other Person that, directly or indirectly, controls, is controlled by, or is under common control or ownership with the Person. "Control" of a Person (including, with correlative meanings, the terms "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Applicable Law" shall mean all applicable laws, statutes, treaties, rules, codes, ordinances, regulations, permits, official guidelines, certificates, orders, geothermal resources operational orders (and the leases issued thereunder), interpretations, licenses, leases and permits of any Governmental Authority, Governmental Approvals, environmental laws, and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other judicial or quasi-judicial tribunal of competent jurisdiction and all requirements of law.

     "Benefit Plan" means any Plan established by West Boca existing at the Closing Date or at any time within the five (5) year period prior thereto, to which West Boca contributes or has contributed, or under which any employee, former employee or director of West Boca or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

     "Closing" shall have the meaning set forth in Article 6 of the Agreement.

     "Closing Date" shall have the meaning set forth in Section 0.

     "Closing Documents" shall mean this Agreement, the Pledge Agreement and any other document required to be executed and delivered at or after the Closing in connection with the transactions contemplated hereunder.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     "Ft. Myers Note" shall mean that certain Term Note dated as of October 1, 1999 made by Ft. Myers Acquisition Limited Partnership in the principal amount of $108,000,000.

     "GAAP" shall mean generally accepted accounting principles in the United States of America from time to time as set forth in (a) the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and (b) statements and pronouncements of the Financial Accounting Standards Board.

     "Governmental Approvals" shall mean all authorizations, consents, approvals, waivers, exceptions, variances, orders, franchises, permits, licenses, leases, exemptions, publications, filings, notices to and declarations of or with any Governmental Authority (including siting, occupancy, use, building, construction and operating permits).

     "Governmental Authority" shall mean any federal, state, county, municipal, foreign, international, regional or other governmental or regulatory authority, agency, board, body, commission, any arbiter pursuant to mandatory provisions of law, instrumentality or court or any political subdivision of any of the foregoing.

     "knowledge," when used in the phrases "to the knowledge of [any Party]," or "to [any Party's] knowledge" or "if [any Party] has knowledge" means, and shall be limited to, the actual knowledge of the appropriate individuals for each Party.

     "Liens" shall mean a mortgage, pledge, lien, security interest or other charge or encumbrance or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest) whether voluntary or involuntary, whether granted by agreement, statute or otherwise, with respect to any present or future assets, including fixtures, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used.

     "Loss" means any and all damages, fines, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings or of any claim, default or assessment) and shall be calculated on an after-tax basis (computed based on the highest marginal Federal, state and local corporate income tax rates in effect from time to time).

     "Partnership Agreement" shall mean the Second Amended and Restated Limited Partnership Agreement of Olympus Communications, L.P. dated as of February 28, 1995 by and among ACP Holdings, Inc., a Delaware corporation, Cable GP, Inc., a Florida corporation, and Cable LP III, Inc., a Florida corporation, as amended by the First Amendment to the Second Amended and Restated Limited Partnership Agreement of Olympus Communications, L.P. effective September 1, 1995, the First Amendment to the Second Amended and Restated Limited Partnership Agreement of Olympus Communications L.P. dated as of March 29, 1996, the Second Amendment to the Second Amended and Restated Limited Partnership Agreement of Olympus Communications, L.P. dated as of June 27, 1996 and the Third Amendment to the Second Amended and Restated Limited Partnership Agreement of Olympus Communications, L.P. dated as of October 1, 1999.

     "Party" shall mean a party to this Agreement individually, and "Parties" shall mean such Persons, collectively.

     "Pension Benefit Plan" means each Benefit Plan which is a pension benefit plan within the meaning of Section 3(2) of ERISA.

     "Person" shall mean an individual, association, institution, corporation, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Plan" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workers' compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, including, but not limited to, any "employee
                                                                       --------
benefit plan" within the meaning of Section 3(3) of ERISA.
------------

     "Taxes" shall mean all taxes, assessments, charges, duties, fees, levies or other governmental charges, including, without limitation, all federal, state, local foreign and other income, franchise, profits, capital gains, capital stock, transfer, sales, use, occupation, property, excise, severance, windfall profits, stamp, license, payroll, withholding and other taxes, assessments, charges, duties, fees, levies or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a return), and all estimated taxes, deficiency assessments, additions to tax, penalties and interest.

                                      3